UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

Driven Deliveries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-209836	32-0416399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Penn St., El Segundo, CA 90245

(Address of principal executive offices) (Zip Code)

(833) 378-6420

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On July 28 2020, Driven Deliveries, Inc. (the” Company “) entered into a subscription agreement (“the Subscription Agreement”) with one accredited investor pursuant to which it sold 2,600,000 shares of the Company’s common stock and a warrant to purchase 2,600,000 shares of the company’s common stock for $1,300,000. As part of this investment the Company also paid the investor a funding fee of $104,000 and issued the investor a warrant to purchase 208,000 shares of the Company’s common stock. These warrants have an exercise price of $0.55 per share and a term of three years.

The Shares and Warrants was offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering..

Copies of the Subscription Agreement and the Warrants are attached as exhibits to this Current Report. The foregoing description of the material terms of the Subscription Agreement and Warrants is qualified in their entirety by reference by such exhibits.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated in its entirety herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2020, Salvador Villanueva, the Company’s president, was appointed to the Company’s board of directors.

Mr. Villanueva is an entrepreneur with a track record of creating and building sustainable businesses. Mr. Villanueva founded Budee Inc. in 2015, which was acquired by the Company in February 2020. Mr. Villanueva’s past enterprises span multiple industries, including heavy equipment, transportation, and gold industries. He founded California Gold Buyers in October 2009, a company he led through October 2016. Mr. Villanueva holds a B.S. in Economics from the University of California Santa Barbara.

There are no arrangements or understandings between Mr. Villanueva and any other person pursuant to which Mr. Villanueva was selected as an officer.

Also, there is no family relationship between Mr. Villanueva and any director or executive officer, of the Company.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

10.1	Subscription Agreement

10.2	Warrant

10.3	Warrant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driven Deliveries, Inc.

	By:	/s/
	Name:	Brian Hayek
	Title:	Chief Financial Officer

Dated: August 10, 2020

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